INVESTMENTS IN AFFILIATED AND OTHER COMPANIES (Narrative) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Schedule of Equity Method Investments [Line Items]
Investments in other company		$ 3,260	$ 2,772
Share in gains (losses) of affiliated companies, net		(3,203)	4,219	$ 8,520
Gain from measurement of previously held interests at acquisition date fair value	[1]		14,677
Locationet [Member]
Schedule of Equity Method Investments [Line Items]
Investments in other company		$ 200	$ 1,200

[1]	As a result of the acquisition described in Note 3 the company gained control over certain companies that previously were accounted under the equity method ("JV's") and began to include these JV's in the consolidated . The company recorded one time gain in the amount of approximately $14.7 million from measurement of the JV's at the acquisition date to fair value.